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                                                                    EXHIBIT 23.1

                              CONSENT OF COUNSEL

     We herby consent to the reference to us in the Prospectus constituting part of this Pre-Effective Amendment No. 3 to the Form SB-2 Registration Statement for Mirenco, Inc., under the caption "Legal Matters."

                                         /s/ DUNCAN, BLUM & ASSOCIATES

Bethesda, Maryland
November 13, 2000